Share Capital, Reserves and Retained Earnings - Summary of net debt to equity ratio (Detail) € in Thousands	Dec. 31, 2019 EUR (€)	Dec. 31, 2018 EUR (€)	Dec. 31, 2017 EUR (€)	Jan. 01, 2017 EUR (€)
Disclosure Of Net Debt To Equity Ratio [Abstract]
Total liabilities	€ 264,576	€ 234,527
Less: cash and cash equivalents	(39,799)	(62,131)
Net debt (a)	224,777	172,396
Total equity (b)	€ 104,818	€ 138,181	€ 104,534	€ 143,999
Net debt to equity ratio (a/b)	2.14	1.25